Reality Shares Fundstrat DQM Long ETF | DQML (NYSE Arca, Inc.)

SUMMARY PROSPECTUS — February 28, 2019

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.realityshares.com. You may also obtain this information at no charge by calling 855-595-0240 or by sending an e-mail request to info@realityshares.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective

The Reality Shares Fundstrat DQM Long ETF (the “Fund”) seeks to provide long-term capital appreciation by tracking the investment returns, before fees and expenses, of the Fundstrat Doctor Quant Model US Large Cap Equal Weighted Long TM Index (also known as the “DQM Long Index”) (the “Index”), a multi-factor Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. If commissions were included in the table and the Example, the costs shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.68%
Other Expenses*	0.01%
Total Annual Fund Operating Expenses	0.69%
*	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and

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then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$70	$221

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund seeks to provide long-term growth by tracking the investment returns, before fees and expenses, of the Index. The Index, which was developed by Fundstrat Global Advisors (“Fundstrat” or the “Index Provider”) and its Head of Data Science Research, Mr. Sam Doctor. It is constructed using a proprietary quantitative model-generated multi-factor stock selection process that seeks to identify investment opportunities among U.S. large-cap stocks. The stock selection process begins with a universe consisting of the largest 500 U.S. large-cap stocks listed and traded on a U.S. exchange as measured by free float market capitalization. It then evaluates each stock in the universe using eight factor groups representing more than 40 individual fundamental and valuation factors. The eight factor groups are: cash flow, credit metrics, balance sheet, income statement, valuation, sentiment, momentum, and laggards (i.e., lagging indicators, such as stock’s trading range over multiple years). Each stock is assigned a normalized group factor score determined by measuring the relationship between an individual stock and its peers. A weight is also assigned to each factor for each GICS sector and adjusted modestly to reflect the performance learning generated by the Index Provider’s proprietary learning algorithm. Each stock is then assigned an aggregate score that represents the weighted sum of the group factor scores. The Index is composed of the highest-scoring 100 large-cap stocks. The Index is equally weighted and rebalanced and reconstituted on a quarterly basis. The stock selection process is entirely model-driven; however, the Index Provider may exercise reasonable discretion in determining whether one or more factors should be added to or removed from the model to ensure Index integrity. As of December 31, 2018, the Index included companies with a capitalization range of $9.5 billion to $785.0 billion.

The Fund will invest at least 80% of its assets, other than collateral held from securities lending, if any, in component securities of the Index. The Fund may also invest up to 20% of its assets in swaps, futures, forwards, options, exchange traded funds (“ETFs”), and other securities that are not components of the Index, but which the Adviser believes will help the Fund seek to track the Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index in approximately the same proportions as the Index. The Fund may, however, use a representative sampling strategy to achieve its investment objective when the Adviser believes it is in the best interest of the Fund. When using a representative sampling strategy, the Fund may invest in a subset or “sample” of the securities included in the Index whose collective risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund seeks to remain fully invested at all times in securities or other instruments that provide exposure to the Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of fewer issuers than a diversified fund.

To the extent the Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry.

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As of the date of this Prospectus, the Fund has significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector and Information Technology Sectors, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment in the Fund, including the possible loss of the entire principal amount of your investment. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to net asset value (“NAV”) and possibly face delisting.

Equity Risk — The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Trading Risk — The Fund’s shares are listed on a national securities exchange (the “Exchange”). However, there can be no assurance that an active trading market for Fund shares will be maintained. An unanticipated early closing of the Exchange or a halt in the trading of Fund shares on the Exchange may result in your inability to buy or sell shares of a Fund on that day. Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Similar to shares of other issuers listed on a stock exchange, shares of the Fund may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund’s shares. While the Fund expects that Authorized Participants’ ability to create and redeem Fund shares at NAV will be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with short sales. In addition, from time to time shares of the Fund may be thinly traded, making it difficult for shareholders to purchase and sell shares at a particular time or price. This risk is heightened for smaller and newly established ETFs.

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Index was formed on October 1, 2018. Accordingly, the Index has limited historical performance.

Index Production Risk — Neither the Adviser nor the Index Provider are able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent (defined below), data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

While the Index Provider is an established independent research provider, it has limited experience serving as an index provider to a registered investment company such as the Fund.

Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

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Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

New Fund Risk — The Fund is newly organized. Accordingly, there is a risk the Fund may not employ a successful investment strategy or successfully implement its strategy and the Fund may fail to attract sufficient assets under management to realize economies of scale. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Passive Investment Risk — The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Sector Risk — The Fund is subject to the Sector Risks described below.

Consumer Discretionary Sector Risk.  The Fund’s investments are exposed to issuers conductingbusiness in the Consumer Discretionary Sector. The manufacturing segment of the ConsumerDiscretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Financials Sector Risk.  The Fund’s investments are exposed to issuers conducting business in theFinancials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage Real Estate Investment Trusts. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Industrials Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk.  The Fund’s investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic

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equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher (i.e., premium) or lower (i.e., discount) than the NAV of such shares. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the shares that were bought or sold or the shareholder may be unable to sell his or her shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the performance of the Index, there can be no guarantee that the Fund will achieve its objective.

Performance Information

The Fund does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.realityshares.com or by calling 855-595-0240.

Investment Adviser

Reality Shares Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Eric Ervin, President of the Adviser, has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains, unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investment through such accounts may be subject to taxation upon withdrawal.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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